Putnam
Health
Sciences
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-98


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Fund highlights

* "[T]he health-care industry . . . has remained one of the most prosperous sectors in the American economy. Funds that specialize in health-care stocks have also fared well. . . . Comprising businesses such as pharmaceuticals, medical instruments, medical delivery services, and hospitals and HMOs, the health-care sector seems like a good long-term bet as the aging of America progresses and new innovations in medicine continue."

                                 -- Morningstar.Net, September 18, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

18 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The companies in which Putnam Health Sciences Trust invests did not escape the volatility that disrupted the world's securities markets as your fund closed its 16th fiscal year on August 31, 1998. Some sectors and some stocks did better than others, of course; finding the most favorable investments became more challenging than ever for your fund's management team.

Large pharmaceutical companies remained the fund's best performers as new drugs and talk of mergers buoyed their stock prices. Small-company health-care stocks languished along with the rest of the small-cap universe but some strong performers were in your fund's portfolio. As the fund's managers perceived ongoing weakness in health maintenance organizations, they continued to reduce the portfolio's allocation to HMOs.

Since continued market volatility seems a strong prospect in the months ahead, your fund should remain sufficiently challenged. However, as the managers point out in the accompanying report, they believe the fund is well positioned to meet these challenges.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 21, 1998



Report from the Fund Managers
Richard B. England
David G. Carlson

Putnam Health Sciences Trust concluded its fiscal year on August 31, 1998, at a trying time for the world's financial markets. During the second half of the period, troubles in many international economies finally began to take their toll in the United States. In fact, on the final day of your fund's fiscal year, the Dow Jones Industrial Average plummeted more than 512 points, or 6.3%, following several weeks of declines. The event wiped out the Dow's gains for the calendar year as well as those for most major market indexes. Since its high on July 17, 1998, the S&P 500 Index, your fund's primary benchmark, had fallen 19.3% by fiscal year's end.

This difficult period is evident in the fund's returns, which we consider indicative of the overall market correction rather than any particular problem within the health-care sector. For the 12 months ended August 31, 1998, the fund's class A shares provided a total return of 7.48% at net asset value and 1.29% at public offering price. This compares with the S&P 500's return of 8.09% for the same 12-month period. For complete performance information, please refer to the summary that begins on page 9.

During the steep selloff, holdings such as the fund's large-company pharmaceuticals were affected as investors sought to cash in these larger, more liquid stocks. While market turbulence may continue for some time, we remain confident that the types of stocks in which your fund invests will weather volatility better than most, as health-care products and services tend to stay in demand regardless of economic conditions.

* DRUG COMPANIES STILL STARS OF SHOW

Throughout the period, the best news continued to be generated from large U.S. pharmaceutical companies. At the fiscal year's midpoint, we mentioned that merger discussions between several major drug companies were boosting returns for the sector as a whole. During the second half of the fiscal year, however, the buzz about mergers had waned significantly as some anticipated deals fell apart. Your fund, however, profited from one pending merger: that of Monsanto Co. and American Home Products Corp., the latter being a fund holding throughout the period. The merger is expected to close in late 1998 or early 1999. American Home Products develops and sells drugs and agricultural products such as herbicides and insecticides for crop protection. Monsanto develops nutritional, pharmaceutical, and agricultural products. The combined company is expected to benefit from several exciting new drugs currently in development as well as from the strength of Monsanto's agricultural product line, which includes genetically engineered seeds.

The pharmaceutical stock that received the most worldwide attention during the period was that of Pfizer, developer of the male impotence drug Viagra. The FDA approval of Viagra resulted in nearly 280,000 new prescriptions within 4 weeks, the largest new-drug launch in history. At the same time, Pfizer's stock price soared to levels that we recognized as unsustainable. In fact, as the stock rocketed ahead, we began trimming your fund's position in order to take some profits and to prepare for the post-hype price decline that eventually occurred. Once Pfizer's price reached more reasonable levels, we began rebuilding its position in the portfolio.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals           49.0%

Medical supplies
and devices               23.9%

Biotechnology              6.9%

Health-care
services                   6.9%

Retail                     3.8%

Footnote reads:
*Based on net assets as of 8/31/98. Holdings will vary over time.


We believe Pfizer is one of the strongest of the large drug companies, with an impressive line of new products in development. In addition to its strong product line, Pfizer also enhances its profitability through cross-licensing, in which it markets and sells drugs developed by other companies and shares in the resulting profits. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* SMALL-COMPANY DOLDRUMS DAMPEN RETURNS

Beyond the volatile markets in fiscal '98, our biggest challenge was the sharp contrast in the performance of small- and large-company stocks. In fact, during the fiscal period, the S&P 500 Index, which is weighted in favor of large-capitalization stocks, gained 8.09%, while the Russell 2000 Index, a measure of small-capitalization stocks, declined dramatically, with a return of -19.40%. Because your fund invests a portion of its assets in small-company stocks, its performance was dampened, especially in comparison to funds in its peer group that do not invest in smaller companies. The fund's commitment to small-cap stocks, however, remains a fundamental part of its strategy. We believe these stocks, with their attractive valuations and fundamental strengths, may be poised for a rebound and offer strong long-term growth potential.

We are also pleased to note some small-company highlights in the fund's portfolio despite the sector's recent troubles. Sepracor, for example, is a specialty pharmaceutical company that develops potentially improved versions of widely prescribed drugs. The company recently received FDA approval for Xopenex, an inhalation solution for asthma sufferers. Another success was Sepracor's agreement to license to Johnson & Johnson the rights to develop a potentially safer form of Propulsid, the popular heartburn medicine that federal regulators recently warned may cause deadly heart-rhythm problems.

The stock of MedImmune, Inc., a small biotechnology company, was also a strong performer in fiscal '98. MedImmune develops and markets products for the prevention and treatment of infectious diseases and for use in transplantation medicine. One notable product is Synagis, an antibody for the prevention of RSV, a serious lower respiratory tract disease that is a common cause of pneumonia and bronchial problems in infants and young children.



[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Pfizer, Inc.
Pharmaceuticals

Schering-Plough Corp.
Pharmaceuticals

Warner-Lambert Co.
Pharmaceuticals

American Home Products Corp.
Pharmaceuticals

Eli Lilly & Co.
Pharmaceuticals

Merck & Co., Inc.
Pharmaceuticals

Glaxo Wellcome (United Kingdom)
Pharmaceuticals

Bristol-Myers Squibb Co.
Pharmaceuticals

Cardinal Health, Inc.
Medical supplies and devices

SmithKline Beecham (United Kingdom)
Pharmaceuticals

These holdings represent 43.5% of the fund's net assets as of 8/31/98. Portfolio holdings will vary over time.


* MEDICAL DEVICE STOCKS ADDED; HMO HOLDINGS SCALED BACK

During the period, we added to the portfolio a trio of medical device companies -- Guidant Corp., Boston Scientific, and Arterial Vascular Engineering. All three companies offer great potential, attributable in part to an increasing demand for their coronary stent products. A stent is a device, such as a metal tube or coil, that holds open arteries that are in danger of closing. Shortly after their products were introduced, these three companies controlled about 95% of the stent market in the United States. They also control a significant share of the stent market in Europe.

Also during the period, we significantly reduced the fund's health maintenance organization (HMO) holdings. HMOs have been faced with an extremely difficult regulatory environment, since state legislatures and Congress are seeking passage of laws that will make it more expensive for them to do business. This atmosphere, combined with rising health-care costs, has put tremendous pressure on HMOs, and we do not anticipate that the situation will improve at any time soon.

* RESILIENT HEALTH-CARE STOCKS SHOULD WEATHER VOLATILITY

While fiscal '98 closed on a turbulent note, the market was already rebounding days after the dramatic August 31 selloff. We believe, however, that the steep ups and downs of late summer may continue well into fiscal '99. But we remain optimistic about the health-care sector, which tends to weather economic turmoil better than most other industries. We also believe the fund will continue to be buoyed by its effective strategy and the many promising industry trends that bring strong growth potential to health-care stocks.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/98, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Health Sciences Trust is designed for investors seeking capital appreciation through investments in the health sciences industry.


TOTAL RETURN FOR PERIODS ENDED 8/31/98

                              Class A            Class B           Class M
(Inception date)             (5/28/82)          (3/1/93)          (7/3/95)
                            NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                      7.48%    1.29%    6.67%    1.92%    6.94%    3.20%
------------------------------------------------------------------------------
5 years                   172.07   156.42   162.01   160.01   165.27   156.01
Annual average             22.16    20.72    21.24    21.06    21.55    20.68
------------------------------------------------------------------------------
10 years                  451.29   419.63   408.51   408.51   422.12   403.86
Annual average             18.61    17.92    17.66    17.66    17.97    17.55
------------------------------------------------------------------------------
Life of fund             1149.11  1077.07   981.71   981.71  1028.00   988.88
Annual average             16.80    16.37    15.77    15.77    16.07    15.82
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/98

                                        Standard & Poor's    Consumer
                                            500 Index       Price Index
------------------------------------------------------------------------------
1 year                                         8.09%           1.62%
------------------------------------------------------------------------------
5 years                                      131.21           12.85
Annual average                                18.25            2.45
------------------------------------------------------------------------------
10 years                                     382.68           37.31
Annual average                                17.05            3.22
------------------------------------------------------------------------------
Life of fund                                1357.51           70.56
Annual average                                17.92            3.34
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
8/31/88

              Funds class A      S&P 500     Consumer Price
Date          shares at POP       Index           Index

8/31/88           9,425          10,000          10,000
8/31/89          12,654          13,924          10,471
8/31/90          14,543          13,231          11,059
8/31/91          20,648          16,790          11,480
8/31/92          20,417          18,119          11,841
8/31/93          19,099          20,875          12,169
8/31/94          23,564          22,017          12,522
8/31/95          29,410          26,740          12,850
8/31/96          36,501          31,748          13,220
8/31/97          48,346          44,654          13,515
8/31/98         $51,963         $48,268         $13,731

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $50,851 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $52,212 ($50,386 at public offering price).


PRICE AND DISTRIBUTION INFORMATION
12 months ended 8/31/98

                                Class A      Class B      Class M
------------------------------------------------------------------------------
Distributions (number)             1            1            1
------------------------------------------------------------------------------
Income                           $0.024       $0.000       $0.000
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                         5.689        5.689        5.689
------------------------------------------------------------------------------
Short-term                        0.734        0.734        0.734
------------------------------------------------------------------------------
 Total                           $6.447       $6.423       $6.423
------------------------------------------------------------------------------
Share value:                  NAV      POP      NAV      NAV      POP
------------------------------------------------------------------------------
8/31/97                     $55.82   $59.23   $54.54   $55.47    $57.48
------------------------------------------------------------------------------
8/31/98                      53.50    56.76    51.74    52.87     54.79
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                               Class A          Class B           Class M
                            NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                     11.10%    4.71%   10.27%    5.37%   10.54%    6.67%
------------------------------------------------------------------------------
5 years                   200.87   183.54   189.70   187.70   193.39   183.10
Annual average             24.65    23.18    23.71    23.53    24.02    23.14
------------------------------------------------------------------------------
10 years                  491.63   457.72   446.00   446.00   460.39   440.67
Annual average             19.46    18.75    18.50    18.50    18.81    18.38
------------------------------------------------------------------------------
Life of fund             1290.37  1210.18  1103.39  1103.39  1155.16  1111.63
Annual average             17.48    17.05    16.44    16.44    16.75    16.49
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a measure of the performance of small company stocks. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended August 31, 1998

To the Trustees and Shareholders of
Putnam Health Sciences Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Health Sciences Trust (the "fund") at August 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 8, 1998




Portfolio of investments owned
August 31, 1998

COMMON STOCKS (96.4%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Biotechnology (6.9%)
--------------------------------------------------------------------------------------------------------------------------
            300,000  Agouron Pharmaceuticals, Inc. (NON)                                                    $    5,775,000
          1,607,600  Biochem Pharmaceutical, Inc. (NON)                                                         24,616,375
          1,782,200  Centocor, Inc. (NON)                                                                       57,921,500
            572,900  Coulter Pharmaceutical, Inc. (NON)                                                          8,020,600
            400,000  Digene Corp. (NON)                                                                          3,050,000
            324,800  GelTex Pharmaceuticals, Inc. (NON)                                                          5,521,600
            539,400  Genentech, Inc. (NON)                                                                      35,600,400
            590,000  Guilford Pharmaceuticals, Inc. (NON)                                                        7,006,250
          1,437,400  ICN Pharmaceuticals, Inc.                                                                  22,100,025
            214,200  IDEC Pharmaceuticals Corp. (NON)                                                            3,855,600
            436,950  Incyte Pharmaceuticals, Inc. (NON)                                                          8,465,906
            345,000  La Jolla Pharmaceutical Co. (NON)                                                             797,813
            306,000  Ligand Pharmaceuticals, Inc. Class B (NON)                                                  1,759,500
            329,700  MedImmune, Inc. (NON)                                                                      15,908,025
            679,800  Millennium Pharmaceuticals, Inc. (NON)                                                      7,817,700
            591,600  NPS Pharmaceuticals, Inc. (NON)                                                             3,845,400
            404,000  Pharmacylics, Inc.                                                                          5,933,750
            302,100  Protein Design Labs, Inc. (NON)                                                             5,135,700
            627,300  Scios, Inc. (NON)                                                                           2,979,675
            698,700  SEQUUS Pharmaceuticals, Inc. (NON)                                                          4,279,538
            271,700  Transkaryotic Therapies, Inc. (Malaysia) (NON)                                              5,467,963
            396,300  Trimeris, Inc. (NON)                                                                        2,179,650
            204,446  Vertex Pharmaceuticals, Inc. (NON)                                                          3,117,802
            418,200  ViroPharma Inc. (NON)                                                                       7,213,950
                                                                                                            --------------
                                                                                                               248,369,722

Health Care Services (6.9%)
--------------------------------------------------------------------------------------------------------------------------
            599,900  ABR Information Services, Inc. (NON)                                                        8,698,550
             73,500  Access Health, Inc. (NON)                                                                   1,759,406
            641,400  Applied Analytical Industries, Inc. (NON)                                                   6,173,475
            698,600  Centennial HealthCare Corp. (NON)(AFF)                                                      5,938,100
          1,942,000  Columbia/HCA Healthcare Corp.                                                              43,816,375
            558,200  Concentra Managed Care, Inc. (NON)                                                          7,151,938
            339,900  Genesis Health Ventures, Inc. (NON)                                                         4,036,313
          3,026,800  HEALTHSOUTH Corp. (NON)                                                                    57,320,025
            369,300  Lincare Holdings, Inc. (NON)                                                               12,533,119
            780,700  Omnicare, Inc.                                                                             24,348,081
            485,700  On Assignment, Inc. (NON)                                                                  15,663,825
            635,110  Pharmaceutical Product Development, Inc. (NON)                                             12,940,366
          1,067,100  Quintiles Transnational Corp. (NON)                                                        38,148,825
            494,933  Total Renal Care Holdings, Inc. (NON)                                                       9,403,727
                                                                                                            --------------
                                                                                                               247,932,125

Healthcare Information Systems (3.5%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  ADAC Laboratories (NON)                                                                     4,487,500
            493,200  Cerner Corp. (NON)                                                                         10,881,225
            525,900  DAOU Systems, Inc. (NON)                                                                    4,075,725
          2,461,800  HBO & Co.                                                                                  52,313,250
            588,600  Imnet Systems, Inc. (NON)(AFF)                                                             10,410,863
            517,500  IMS Health Inc.                                                                            28,462,500
            660,100  Medquist, Inc. (NON)                                                                       13,862,100
                                                                                                            --------------
                                                                                                               124,493,163

Managed Services (2.4%)
--------------------------------------------------------------------------------------------------------------------------
            810,000  American Oncology Resources, Inc. (NON)                                                     6,885,000
            575,700  Compdent Corp. (NON)(AFF)                                                                   8,563,538
             85,600  Express Scripts, Inc. Class A (NON)                                                         5,756,600
            212,000  Pediatrix Medical Group, Inc. (NON)                                                         8,254,750
          1,198,800  Phycor, Inc. (NON)                                                                          8,316,675
            778,200  Physician Reliance Network, Inc. (NON)                                                      6,176,963
            510,900  ProMedCo Management Co. (NON)                                                               2,586,431
            742,200  Specialty Care Network, Inc. (NON)                                                          1,716,338
            307,700  Trigon Healthcare, Inc. (NON)                                                               8,500,213
            253,500  United Wisconsin Services, Inc.                                                             3,802,500
            628,300  Universal Health Services, Inc. (NON)                                                      24,346,625
                                                                                                            --------------
                                                                                                                84,905,633

Medical Supplies and Devices (23.9%)
--------------------------------------------------------------------------------------------------------------------------
            173,400  Arrow International, Inc.                                                                   4,703,475
            587,700  Arterial Vascular Engineering, Inc. (NON)                                                  20,569,500
            921,500  Ballard Medical Products                                                                   17,105,344
          1,013,850  Baxter International, Inc.                                                                 53,987,513
            548,000  Bergen Brunswig Corp. Class A                                                              18,700,500
            693,900  Biomet, Inc.                                                                               18,648,563
            561,000  Biosite Diagnostics Inc. (NON)                                                              2,103,750
          1,171,245  Boston Scientific Corp. (NON)                                                              81,108,716
          1,052,185  Cardinal Health, Inc.                                                                      92,066,188
            389,000  CN Biosciences, Inc. (NON)(AFF)                                                             7,925,875
            356,900  Cyberonics, Inc. (NON)                                                                      2,074,481
            477,400  Cytyc Corp. (NON)                                                                           3,819,200
            160,000  Del Global Technologies Corp. (NON)                                                         1,280,000
            467,100  Guidant Corp.                                                                              28,843,425
            832,500  Henry Schein, Inc. (NON)                                                                   32,051,250
          1,059,300  IDEXX Laboratories, Inc. (NON)                                                             18,537,750
            670,800  Johnson & Johnson                                                                          46,285,200
            562,500  Lifecore Biomedical, Inc. (NON)                                                             4,359,375
            485,400  McKesson Corp.                                                                             36,405,000
            818,400  Medtronic, Inc.                                                                            42,045,300
            621,200  Mentor Corp.                                                                                9,085,050
            384,900  Minimed, Inc. (NON)                                                                        19,629,900
            572,500  Molecular Devices Corp. (NON)(AFF)                                                          6,941,563
            325,000  Novoste Corp. (NON)                                                                         4,225,000
            683,050  Perclose, Inc. (NON)(AFF)                                                                  11,739,922
          1,439,300  PSS World Medical, Inc. (NON)                                                              22,129,238
            178,000  ResMed Inc. (NON)                                                                           6,586,000
            555,900  Sabratek Corp. (NON)(AFF)                                                                  10,214,663
            206,000  Safeskin, Corp. (NON)                                                                       6,952,500
            283,500  Sofamor Danek Group, Inc. (NON)                                                            23,654,531
            965,800  STERIS Corp. (NON)                                                                         23,058,475
          1,342,700  Sybron International Corp. (NON)                                                           24,420,356
            692,000  Theragenics Corp. (NON)                                                                     8,736,500
            839,855  Trex Medical Corp. (NON)                                                                   10,813,133
            752,200  Tyco International Ltd.                                                                    41,747,100
          1,141,900  U.S. Surgical Corp.                                                                        45,604,631
            423,400  Ventana Medical Systems, Inc. (NON)                                                         8,468,000
            366,600  Waters Corp. (NON)                                                                         19,750,575
            675,300  Wesley Jessen VisionCare, Inc. (NON)                                                       11,480,100
            340,480  Xomed Surgical Products Inc. (NON)                                                         10,129,280
                                                                                                            --------------
                                                                                                               857,986,922

Pharmaceuticals (49.0%)
--------------------------------------------------------------------------------------------------------------------------
            626,400  Alpharma, Inc. Class A                                                                     14,877,000
          3,555,500  American Home Products Corp.                                                              178,219,438
          1,358,500  Bristol-Myers Squibb Co.                                                                  132,963,188
            439,230  ChiRex Inc. (NON)                                                                           6,149,220
                666  CliniChem Development Inc. (Canada) (NON)                                                       2,581
            661,000  Dura Pharmaceuticals, Inc. (NON)                                                           10,906,500
            615,720  Elan Corp. PLC ADR (Ireland) (NON)                                                         36,173,550
          2,410,200  Glaxo Wellcome PLC ADR (United Kingdom)                                                   133,916,738
            570,800  Inhale Therapeutic Systems (NON)                                                           12,414,900
          2,553,000  Lilly (Eli) & Co.                                                                         167,221,500
            335,000  Medicis Pharmaceutical Corp. Class A (NON)                                                 10,971,250
          1,298,300  Merck & Co., Inc.                                                                         150,521,656
             51,566  Novartis AG ADR (Switzerland)                                                              80,369,178
            357,000  PathoGenesis Corp. (NON)                                                                    8,032,500
          2,241,600  Pfizer, Inc.                                                                              208,468,800
          1,574,400  Pharmacia & Upjohn, Inc.                                                                   65,436,000
            119,300  Schein Pharmaceutical, Inc. (NON)                                                           2,960,131
          2,370,900  Schering-Plough Corp.                                                                     203,897,400
            569,300  Sepracor, Inc. (NON)                                                                       27,112,913
          1,559,200  Smithkline Beecham PLC ADR (United Kingdom)                                                88,679,500
            420,700  Sonus Pharmaceuticals, Inc. (NON)                                                           3,786,300
            320,000  Twinlab Corp. (NON)                                                                         9,320,000
            408,000  VIVUS, Inc. (NON)                                                                           1,224,000
          3,121,500  Warner-Lambert Co.                                                                        203,677,875
                                                                                                            --------------
                                                                                                             1,757,302,118

Retail (3.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,385,000  CVS Corp.                                                                                  50,379,375
            256,500  General Nutrition Companies, Inc. (NON)                                                     3,414,656
          2,297,800  Rite Aid Corp.                                                                             83,151,638
                                                                                                            --------------
                                                                                                               136,945,669
                                                                                                            --------------
                     Total Common Stocks (cost $3,031,335,961)                                              $3,457,935,352

CONVERTIBLE PREFERRED STOCKS (0.2%) (a) (cost $4,000,000)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              4,000  Igen International, Inc., $7.75 cv. pfd.                                               $    6,620,000

SHORT-TERM INVESTMENTS (5.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $25,000,000  Credit Suisse First Boston effective yield of 5.51%,
                       October 5, 1998                                                                      $   24,873,729
         25,000,000  Delaware Funding Corp. effective yield of 5.52%,
                       October 15, 1998                                                                         24,835,167
         25,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.425%,
                       September 18, 1998                                                                       24,939,722
         25,000,000  Federal Home Loan Banks effective yield of 5.46%,
                       September 23, 1998                                                                       24,920,375
         25,000,000  General Electric Capital Corp. effective yield of 5.53%,
                       September 9, 1998                                                                        24,973,118
         72,000,000  Interest in $535,007,000 joint repurchase agreement dated August 31, 1998 with Merrill Lynch, Pierce,
                       Fenner & Smith, Inc. due September 1, 1998
                       with respect to various U. S. Treasury obligations --
                       maturity value of $535,092,750 for an effective yield
                       of 5.77%                                                                                 72,011,540
                                                                                                            --------------
                     Total Short-Term Investments (cost $196,553,651)                                       $  196,553,651
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $3,231,889,612) (b)                                            $3,661,109,003
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,585,548,635.

  (b) The aggregate identified cost on a tax basis is $3,234,854,338, resulting in gross unrealized appreciation and depreciation of $867,340,763 and $441,086,098, respectively, or net unrealized appreciation of $426,254,665.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

      ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1998

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,231,889,612) (Note 1)                                        $3,661,109,003
-----------------------------------------------------------------------------------------------
Cash                                                                                     71,968
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     4,077,831
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               19,867,991
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       10,990,454
-----------------------------------------------------------------------------------------------
Total assets                                                                      3,696,117,247

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     88,692,056
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           13,352,539
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          5,443,538
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              119,107
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            46,691
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,648
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                2,296,641
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  612,392
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   110,568,612
-----------------------------------------------------------------------------------------------
Net assets                                                                       $3,585,548,635

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $2,800,742,176
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investment (Note 1)                                355,587,068
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          429,219,391
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $3,585,548,635

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,236,468,505 divided by 41,806,807 shares)                                            $53.50
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $53.50)*                                  $56.76
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,292,418,383 divided by 24,977,809 shares)**                                          $51.74
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($56,661,747 divided by 1,071,675 shares)                                                $52.87
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $52.87)*                                  $54.79
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1998

Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $195,999)                                          $23,003,449
-----------------------------------------------------------------------------------------------
Interest                                                                              7,596,232
-----------------------------------------------------------------------------------------------
Total investment income                                                              30,599,681

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     17,688,445
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        4,367,783
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       47,641
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         32,359
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 5,395,882
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 9,753,716
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   324,587
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 165,468
-----------------------------------------------------------------------------------------------
Registration fees                                                                       417,006
-----------------------------------------------------------------------------------------------
Auditing                                                                                 66,743
-----------------------------------------------------------------------------------------------
Legal                                                                                    23,871
-----------------------------------------------------------------------------------------------
Postage                                                                                 323,175
-----------------------------------------------------------------------------------------------
Other                                                                                   744,792
-----------------------------------------------------------------------------------------------
Total expenses                                                                       39,351,468
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (735,068)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         38,616,400
-----------------------------------------------------------------------------------------------
Net investment loss                                                                  (8,016,719)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3 and 5) (including realized
loss of $6,584,503 on sales of investments in affiliated users)                     425,904,020
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (400,458,158)
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              25,445,862
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $17,429,143
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                     Year ended August 31
                                                                                -------------------------------
                                                                                          1998             1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     $  (8,016,719) $    1,665,463
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                    425,904,020     239,209,019
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                          (400,458,158)    255,685,321
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 17,429,143     496,559,803
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                            (749,082)     (2,287,254)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                        (200,473,089)    (43,054,189)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (76,861,512)    (11,235,464)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (3,230,099)       (360,240)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                 1,576,643,486     383,398,689
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      1,312,758,847     823,021,345

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 2,272,789,788   1,449,768,443
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $- and $709,903, respectively)                              $3,585,548,635  $2,272,789,788
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                         Year ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $55.82           $43.67           $36.21           $29.77           $24.40
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.01)(c)          .13(c)           .19              .23              .30
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  4.13            13.71             8.46             6.99             5.36
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                4.12            13.84             8.65             7.22             5.66
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.02)            (.09)            (.27)            (.26)            (.24)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (6.42)           (1.60)            (.92)            (.52)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (6.44)           (1.69)           (1.19)            (.78)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $53.50           $55.82           $43.67           $36.21           $29.77
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%) (a)                           7.48            32.46            24.12            24.81            23.38
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $2,236,469       $1,681,187       $1,166,794         $929,484         $789,598
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                           1.00             1.08             1.10             1.12             1.12
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                            (.02)             .26              .43              .70              .96
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              40.45            44.54            10.55            19.51            23.18
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter, include amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                          Year ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $54.54           $42.94           $35.72           $29.47           $24.28
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.44)(c)         (.24)(c)         (.13)(c)          .11              .10
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  4.06            13.44             8.35             6.78             5.33
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                3.62            13.20             8.22             6.89             5.43
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                      --               --             (.08)            (.12)            (.19)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (6.42)           (1.60)            (.92)            (.52)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (6.42)           (1.60)           (1.00)            (.64)            (.24)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $51.74           $54.54           $42.94           $35.72           $29.47
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%) (a)                           6.67            31.46            23.19            23.83            22.49
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,292,418         $567,928         $273,243         $113,329          $55,424
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                           1.75             1.83             1.85             1.88             1.87
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                            (.76)            (.49)            (.31)            (.05)             .24
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              40.45            44.54            10.55            19.51            23.18
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter, include amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        July 3, 1995+
operating performance                                                         Year ended August 31               to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $55.47           $43.54           $36.17           $33.96
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          (.31)(c)         (.12)(c)         (.02)(c)         (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   4.13            13.65             8.46             2.23
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 3.82            13.53             8.44             2.21
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                       --               --             (.15)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (6.42)           (1.60)            (.92)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (6.42)           (1.60)           (1.07)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $52.87           $55.47           $43.54           $36.17
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%) (a)                                            6.94            31.79            23.51             6.51*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $56,662          $23,675           $9,732             $321
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                            1.50             1.58             1.61              .30*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                             (.51)            (.24)            (.05)            (.02)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               40.45            44.54            10.55            19.51
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter, include amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Notes to financial statements
August 31, 1998

Note 1
Significant accounting policies

Putnam Health Sciences Trust ("the fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 1998, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and net operating losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1998, the fund reclassified $8,055,898 to increase distributions in excess of net investment income and $5,634 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $8,050,264. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August, 31, 1998, fund expenses were reduced by $735,068 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $3,190 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For year ended August 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $3,062,273 and $155,442 from the sale of class A and class M shares, respectively and $1,095,991 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 1998 Putnam Mutual Funds Corp., acting as underwriter received $20,235 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended August 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $2,482,827,393 and $1,219,056,440, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                         Year ended
                                                       August 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     15,247,680       $918,890,572
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,947,902        156,533,485
-----------------------------------------------------------------------------
                                                18,195,582      1,075,424,057

Shares
repurchased                                     (6,506,650)      (389,241,553)
-----------------------------------------------------------------------------
Net increase                                    11,688,932       $686,182,504
-----------------------------------------------------------------------------

                                                         Year ended
                                                       August 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     17,235,544       $861,557,693
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      784,043         36,473,739
-----------------------------------------------------------------------------
                                                18,019,587        898,031,432

Shares
repurchased                                    (14,621,740)      (728,618,530)
-----------------------------------------------------------------------------
Net increase                                     3,397,847       $169,412,902
-----------------------------------------------------------------------------

                                                         Year ended
                                                       August 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     16,902,149       $997,063,120
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,208,801         62,422,542
-----------------------------------------------------------------------------
                                                18,110,950      1,059,485,662

Shares
repurchased                                     (3,545,706)      (207,355,651)
-----------------------------------------------------------------------------
Net increase                                    14,565,244       $852,130,011
-----------------------------------------------------------------------------

                                                         Year ended
                                                       August 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,452,852       $322,027,608
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      197,008          9,001,277
-----------------------------------------------------------------------------
                                                 6,649,860        331,028,885

Shares
repurchased                                     (2,601,055)      (127,578,073)
-----------------------------------------------------------------------------
Net increase                                     4,048,805       $203,450,812
-----------------------------------------------------------------------------

                                                         Year ended
                                                       August 31, 1998
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                        861,855        $51,630,828
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       54,171          2,853,160
-----------------------------------------------------------------------------
                                                   916,026         54,483,988

Shares
repurchased                                       (271,117)       (16,153,017)
-----------------------------------------------------------------------------
Net increase                                       644,909        $38,330,971
-----------------------------------------------------------------------------

                                                         Year ended
                                                       August 31, 1997
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                        379,404        $19,325,876
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        6,638            307,944
-----------------------------------------------------------------------------
                                                   386,042         19,633,820

Shares
repurchased                                       (182,819)        (9,098,845)
-----------------------------------------------------------------------------
Net increase                                       203,223        $10,534,975
-----------------------------------------------------------------------------

Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:



                              Purchase        Sales     Dividend            Market
Affiliates                        cost         cost       Income             Value
-----------------------------------------------------------------------------------
Advanced Health Corp.      $ 2,332,862  $ 7,309,307        $  --       $        --
CN Biosciences, Inc.           126,875           --           --         7,925,875
Centennial HealthCare Corp.  2,730,769           --           --         5,938,100
Compdent Corp.                 722,925      885,000           --         8,563,538
Imnet Systems, Inc.         11,229,930    4,763,585           --        10,410,863
Molecular Devices Corp.      6,105,782           --           --         6,941,563
Perclose Inc.                8,456,184      130,000           --        11,739,922
Sabratek Corp.               6,681,900           --           --        10,214,663
----------------------------------------------------------------------------------
  Totals                   $38,387,227  $13,087,892        $  --       $61,734,524
----------------------------------------------------------------------------------




Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $415,775,635 as capital gain, which includes
$394,627,071 as 20% capital gain, for its taxable year ended August 31, 1998.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

+ Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

[SECTION MARK] Not available in all states.

            ** An investment in a money market fund is neither
               insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

               Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund.It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

C. Beth Cotner
Vice President

Richard B. England
Vice President and Fund Manager

David G. Carlson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------

AN008 45968  021/335/2AB  10/98